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                                                                    EXHIBIT 10.8

                       COMMUNITY CAPITAL BANCSHARES, INC.
                    2000 OUTSIDE DIRECTORS' STOCK OPTION PLAN


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                       COMMUNITY CAPITAL BANCSHARES, INC.
                    2000 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                                TABLE OF CONTENTS

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SECTION 1  INTRODUCTION                                                  14


SECTION 2  DEFINITIONS                                                   14


SECTION 3  ADMINISTRATION                                                15


SECTION 4  SHARES SUBJECT TO PLAN                                        17


SECTION 5  OPTION AWARDS                                                 17


SECTION 6  FORMULA GRANTS                                                17


SECTION 7  TERM OF PLAN                                                  17


SECTION 8  INDEMNIFICATION OF COMMITTEE                                  17


SECTION 9  AMENDMENT AND TERMINATION OF THE PLAN                         18


SECTION 10 ADJUSTMENTS TO SHARES AND EXERCISE PRICE                      18


SECTION 11 RIGHTS AS A STOCKHOLDER                                       19


SECTION 12 GOVERNING LAW                                                 19


SECTION 13 EFFECTIVE DATE                                                19
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                       COMMUNITY CAPITAL BANCSHARES, INC.
                    2000 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                             SECTION 1. INTRODUCTION

        The Community Capital Bancshares, Inc. 2000 Outside Directors' Stock Option Plan (the "Plan") provides for grants of non-qualified stock options to each non-employee director to purchase shares of common stock of Community Capital Bancshares, Inc on the terms and conditions set forth herein.

                             SECTION 2. DEFINITIONS

         2.1 Definitions. The following words and phrases shall, when used herein, have the meanings set forth below:

                  (a) "Affiliate" means (i) an entity that directly or through one or more intermediaries is controlled by the Company, and
         (ii) any entity in which the Company has a significant equity interest, as determined by the Company.

                  (b) "Board of Directors" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d)      "Committee" means the committee appointed by the

         Board of Directors to administer the Plan.

                  (e) "Company" means Community Capital Bancshares, Inc., a bank holding company established under the laws of the state of Georgia.

                  (f)       "Director" means a director of the Company.

                  (g) "Eligible Director" means a Director who meets the requirement of Section 3.4 of the Plan.

                  (h) "Employee" means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act.

                  (i) "Fair Market Value" refers to the determination of value of a Share. If the Shares are actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of the Shares shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the Shares are then traded. If the Shares are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for


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         the Shares on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the Shares are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a Share as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Shares in the hands of the Optionee; provided that the Fair Market Value of a Share may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the Shares (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

                  (j) "Option" means an option to purchase Shares of the Company granted pursuant to and in accordance with the provisions of the Plan.

                  (k) "Optionee" means an Eligible Director who is granted an Option pursuant to and in accordance with the provisions of the Plan.

                  (l) "Option Shares" means Shares subject to and issued pursuant to the exercise of an Option granted under the Plan.

                  (m) "Share" means a share of common stock of the Company, $1.00 par value per share.

                  (n) "Stock Option Agreement" means an agreement between the Company and an Optionee or other documentation evidencing an award of an Option.

                            SECTION 3. ADMINISTRATION

         3.1 Delegation to Committee. The Plan shall be administered by the Committee which shall consist of all of the members of the Board of Directors who are Employees.

         3.2 Committee Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. A quorum shall be present at any meeting of the Committee which a majority of the Committee members attend.

         3.3 Finality. The Committee shall have the authority in its sole discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Stock Option Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. In no event shall a member of the Committee take part in any decision regarding an Option awarded to him. All actions of the Board of Directors and the Committee shall be final, conclusive and binding upon the Optionees. No member of the


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Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder. All Options granted pursuant to this Plan shall be evidenced by an Stock Option Agreement and shall be subject to the terms of the Plan and such additional terms are as set forth in the Stock Option Agreement.

         3.4 Eligibility. Directors who are not Employees of the Company or an Affiliate and the Chairman of the Board of Directors, regardless of whether or not he is an Employee, shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.

         3.5 Exercise and Payment of Option Awards. Payment for all Shares purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in a Stock Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Option Agreement provides:

                  (a) by delivery to the Company of a number of Shares which have been owned by the holder for at least six
                           (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the per Share exercise price multiplied by the number of Shares the Optionee intends to purchase upon exercise of the Option on the date of delivery;

                  (b)      in a cashless exercise through a broker; or

                  (c) by having a number of Shares withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the aggregate exercise price.

In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Optionee as to payment of the exercise price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Optionee. The holder of an Option, as such, has none of the rights of a stockholder.

         3.6 Non-Transferability. Unless otherwise permitted by the Committee, an Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Optionee's lifetime, only by the Optionee, or in the event of the Optionee's disability, by his or her legal representative.


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                        SECTION 4. SHARES SUBJECT TO PLAN

        The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed 15,000. The limitations established by this Section shall be subject to adjustment in accordance with the provisions of the Plan. In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subject to Options under the Plan.

                            SECTION 5. OPTION AWARDS

        Each Option contemplated by this Section 5 shall be evidenced by a Stock Option Agreement which shall incorporate the applicable terms of the Plan. The terms of each Stock Option Agreement shall include the following provisions:

                  (a) that the per share purchase price for each share of Stock subject to the Option shall be the Fair Market Value as of the date of grant;

                  (b) that the Option shall expire upon the earlier of the tenth (10th) anniversary following the date of grant or, subject to the condition that an Option may not be exercised past the expiration of its term, within ninety (90) days after the date the Director ceases to serve on the Board of Directors of the Company or an Affiliate for any reason; and

                  (c) that the Option is fully vested, subject to any restrictions imposed by the primary federal regulator of any Affiliate of the Company.

                            SECTION 6. FORMULA GRANTS

        Beginning with the date of the annual meeting of the shareholders of the Company which occurs in 2000, and continuing each year thereafter until the earlier of the expiration of the Plan or at any time that an annual grant can not be fully funded due to an insufficient number of Shares reserved for issuance under the Plan, each Eligible Director who holds a seat on the Board of Directors as of the date of the annual meeting of the shareholders shall be granted an Option to purchase 100 Shares as of the date of such annual meeting; provided, however, that the Chairman of the Board of Directors shall be granted an Option to purchase 200 Shares.

                             SECTION 7. TERM OF PLAN

        The Plan shall be effective as of April 24, 2000 and shall continue to be effective until ten (10) years following the effective date of the Plan, unless sooner terminated either by the Board of Directors pursuant to Section 10 hereof or at any time an annual grant can not be fully funded due to an insufficient number of Shares reserved for issuance under the Plan.

                     SECTION 8. INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification that the members of the Committee may have, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option


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granted thereunder, and against all amounts paid by it in settlement thereof
(provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Committee member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Committee member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

                SECTION 9. AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the stockholders of the Company if it determines that such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, optionees or Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Optionee with regard to previously granted Options without his consent.

              SECTION 10. ADJUSTMENTS TO SHARES AND EXERCISE PRICE

                  (a) The number of Shares reserved for the grant of Options and the number of Shares reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, and the exercise price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or combination of Shares or the payment of an ordinary stock dividend in Shares to holders of outstanding Shares or any other increase or decrease in the number of Shares outstanding effected without receipt of consideration by the Company.

                  (b) In the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization, or other change in the corporate structure of the Company or its Shares or tender offer for Shares, the Committee may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, or other change in the corporate structure of the Company or its Shares or tender offer, including, without limitation, the substitution of new Options, the termination or adjustment of outstanding Options, the acceleration of Options, the removal of restrictions on outstanding Options, all as may be provided in the applicable Stock Option Agreement, or if not expressly addressed therein, as the Committee subsequently may determine in the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Shares or tender offer for Shares. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional Shares that might otherwise become subject to any Options, but except as set forth in this Section may not otherwise diminish the then value of the Options.


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                  (c)      The existence of the Plan and the Options granted
         pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

                       SECTION 11. RIGHTS AS A STOCKHOLDER

         An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.

                            SECTION 12. GOVERNING LAW

         The laws of the state of Georgia shall govern this Plan.

                           SECTION 13. EFFECTIVE DATE

         This Plan was approved by the Board of Directors as of November 15, 1999, and shall become effective as of April 24, 2000.

         IN WITNESS WHEREOF, the Company has executed this Plan on this 24th day of April, 2000.

                                   COMMUNITY CAPITAL BANCSHARES, INC.


                                   By:
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                                   Title:
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